================================================================================
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    TSR, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
          _________________________________________

     4)   Proposed maximum aggregate value of transaction:_____________________
          _________________________________________

     5)   Total fee paid:______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_____________________________________________

     2)   Form, Schedule or Registration No.:_________________________________

     3)   Filing Party:_______________________________________________________

     4)   Date Filed:_________________________________________________________

                                    TSR, INC.
                                 400 OSER AVENUE
                               HAUPPAUGE, NY 11788
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         to be held on November 21, 2000


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TSR, Inc. (the "Company"), a Delaware corporation, will be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on November 21, 2000 at 9:00 a.m. local time, to consider and act upon the following matters.

     1.   To elect two (2) Class I Directors.

     2. To ratify the appointment by the Board of Directors of KPMG LLP as the independent auditors of the Company to examine and report on its consolidated financial statements for the fiscal year ending May 31, 2001.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Stockholders of record at the close of business on October 11, 2000 will be entitled to vote at the meeting or any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be open for examination of any stockholder of the Company, for any purpose germane to the meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the Meeting.

                                             By Order of the Board of Directors,

                                             John G. Sharkey, Secretary


Hauppauge, New York
October 18, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY IS MAILED WITHIN THE UNITED STATES.

                                    TSR, INC.
                                 400 Oser Avenue
                               Hauppauge, NY 11788

                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 21, 2000


                                 PROXY STATEMENT
                                 ---------------

The accompanying form of proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of the Stockholders of the Company to be held at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on November 21, 2000 at 9:00 a.m. or at any adjournment thereof. The solicitation of proxies will be made by mail and the cost will be borne by the Company.

Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted for each of the proposals set forth in the accompanying Notice of Meeting. Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation. In addition, a Stockholder who attends the Meeting in person may, if he wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

This Proxy Statement, the enclosed form of proxy and the Company's Annual Report for the fiscal year ended May 31, 2000 were first mailed on or about October 18, 2000 to holders of record as of October 11, 2000.

A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Meeting. Shares of Common Stock represented in person or by proxy at the Meeting (including shares that abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the inspectors of election appointed for the Meeting whose tabulation will determine whether or not a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a "broker non-vote" on a matter will have no effect on the voting.

Candidates for election as members of the Board of Directors who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected, and an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board of Directors.

The outstanding voting stock of the Company as of September 1, 2000 consisted of 4,563,812 shares of Common Stock, par value one ($.01) cent per share (the "Common Stock"), with each share entitled to one vote. Only Stockholders of record at the close of business on October 11, 2000 are entitled to vote at the Meeting.

As of September 1, 2000 the following persons were known to Management to be beneficial owners of more than five percent of the Company's Common Stock:

                                AMOUNT AND NATURE
NAME AND ADDRESS             OF BENEFICIAL OWNERSHIP
OF BENEFICIAL OWNER          AT SEPTEMBER 1, 2000 (1)           PERCENT OF CLASS
-------------------          ------------------------           ----------------


Joseph F. Hughes (2)
400 Oser Avenue
Hauppauge, New York  11788         2,079,998 (3)                      44.5%


(1) Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)  The beneficial owner is an officer and director of the Company.

(3) Mr. Hughes' ownership includes 270,928 shares of common stock held of record by his wife, as to which Mr. Hughes disclaims beneficial ownership. Also, includes 110,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 2000 under the Company's 1997 Employee Stock Option Plan.

All executive officers and directors of the Company as a group (6 persons) beneficially owned shares of the Company's common stock as of September 1, 2000 as follows:

          AMOUNT OF SHARES
          BENEFICIALLY OWNED                         PERCENT OF CLASS
          ------------------                         ----------------

              2,251,028 *                                  47.0%


* Includes 230,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 2000 under the Company's 1997 Employee Stock Option Plan.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

At the Meeting, two (2) Class I Directors are to be elected for a three year term expiring at the Company's 2003 Annual Meeting or until their successors have been elected and qualified.

If the nominees listed below are unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee or nominees as the person or persons designated to vote shall, in their judgement, designate. Management at this time has no reason to believe that the nominee will not be available or will not serve if elected.

Set forth in the following table is certain information with respect to the nominee, as of September 1, 2000.

   NAMES OF DIRECTORS                         NOMINEE             NOMINEE
      AND NOMINEES                           FOR CLASS           FOR  TERM
      FOR ELECTION          AGE             OF  DIRECTOR         EXPIRING
   ------------------       ---             ------------         --------

   Joseph F. Hughes         69                Class I               2003
   Christopher Hughes       39                Class I               2003

Directors and Executive Officers of the Company.
-----------------------------------------------

The following table sets forth certain information concerning the executive officers and directors of the Company, including equity securities beneficially owned, as of September 1, 2000. The statements as to securities beneficially owned are based upon information furnished by the officers and directors of the
Company:


                                                                                                   COMMON STOCK
                                                                                                   OF THE COMPANY       PERCENTAGE
                                                                           YEAR  FIRST          OWNED BENEFICIALLY           OF
NAME                          AGE              POSITION                OFFICER OR DIRECTOR    DIRECTLY OR INDIRECTLY        CLASS
----                          ---              --------                -------------------    ----------------------   ----------
Joseph F. Hughes              69      Chairman of the Board,                1969                   2,079,998 (1)           44.5%
                                      Chief Executive Officer,
                                      President, Treasurer and
                                      Director

Ernest G. Bago                60      President, TSR Consulting             1990                     110,200 (2)            2.4%
                                      Services, Inc. and Director

John G. Sharkey               40      Vice President, Finance,              1990                      45,500 (3)            1.0%
                                      Controller and Secretary

James J. Hill (5,6)           70      Director                              1989                        --                  --

John H. Hochuli, Jr.(5,6)     70      Director                              1993                        --                  --

Christopher Hughes            39      Vice President, TSR Consulting        2000                      15,330 (4)            0.3%
                                      Services, Inc. and Director

(1)  See footnotes to table of stock ownership of certain stockholders.

(2) Includes 80,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 2000 under the Company's 1997 Employee Stock Option Plan.

(3) Includes 40,000 shares which are subject to options which are presently exercisable or are exercisable within 60 days of September 1, 2000 under the Company's 1997 Employee Stock Option Plan.

(4) Includes 7,333 shares of common stock held of record by his wife, as to which Mr. C. Hughes disclaims beneficial ownership.

-----------------------------------------------------------

(5)  Member of the Compensation Committee of the Board of Directors.

(6)  Member of the Audit Committee of the Board of Directors.

During the fiscal year ended May 31, 2000 the Company's Board of Directors held six meetings. Each incumbent Director, who was a director at the time of the meeting, attended all of the meetings held during such period. The Compensation Committee, consisting of the two outside directors, met once during the year, with all members in attendance. The Audit Committee also met once during the year, with all members in attendance.

Mr. Joseph F. Hughes, from 1953 until forming the Company in 1969, was employed by International Business Machines Corporation ("IBM") in various systems engineering, marketing and administrative positions. Immediately prior to his employment with the Company, Mr. Hughes was responsible for managing the market and technical sales group serving colleges and universities with IBM in Long Island and Westchester County.

Mr. Ernest G. Bago, from 1986 until joining the Company in March 1990, was employed by Cap Gemini America as New Jersey Branch Manager. Prior to 1986, Mr. Bago was employed by Computer Sciences Corporation (CSC) for 14 years. During his tenure at CSC, Mr. Bago held various sales and marketing positions. His last position was Vice President of Sales and Marketing for the Communications Industry Division.

Mr. John G. Sharkey has a Masters Degree in Finance. He is a Certified Public Accountant in the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

Mr. John H. Hochuli, Jr. has been a Director of the Company since April 1993. In 1994 he retired from Diamond Manufacturing Corp., a maker of aluminum windows and doors, which he founded in 1955 and served as President.

Mr. James J. Hill has been a Director of the Company since December 1989. Since 1979 he has been Executive Vice President of Sales and Marketing for MRA Publications, Inc., a medical publishing business. Mr. Hill received a Bachelor of Science Degree in Business Administration from the University of Arizona in 1958 and a Bachelor of Foreign Trade Degree from the American Institute of Foreign Trade in Arizona in 1959.

Mr. Christopher Hughes has been a Director of the Company since April 2000. Since 1983 he has been employed by the Company. Since 1991 he has been a Vice President-Sales for the Company's computer programming services subsidiary. He is the son of Mr. Joseph F. Hughes, Chairman of the Board.

The Company's executive officers are elected by, and serve at the discretion of, the Board of Directors.

    REMUNERATION AND CERTAIN TRANSACTIONS OF EXECUTIVE OFFICERS AND DIRECTORS
    -------------------------------------------------------------------------

The following table sets forth a summary for the last three fiscal years of all compensation paid to the Company's Chief Executive Officer and each of the other executive officers whose individual compensation exceeded $100,000 ("Named Executives").


                                             SUMMARY ANNUAL COMPENSATION TABLE (1, 2)
                                             ----------------------------------------
                                                                                                               LONG TERM AWARDS
                                                                                                                STOCK OPTIONS
                                                                                    ANNUAL COMPENSATION         NO. OF SHARES
         NAME AND PRINCIPAL POSITION                       FISCAL YEAR           SALARY             BONUS      ----------------
     UNDERLYING OPTIONS                                    -----------           ------             -----
     ------------------
         Joseph F. Hughes                                     2000             $ 398,000         $ 624,000             --
         President and Chief Executive Officer                1999               386,000           694,000             --
                                                              1998               375,000           505,000          110,000

         Ernest G. Bago                                       2000               200,000           373,000             --
         President, TSR Consulting Services, Inc.             1999               200,000           675,000             --
                                                              1998               150,000           456,000           80,000

         John G. Sharkey                                      2000               125,000            50,000             --
         Vice President, Finance                              1999               113,000            50,000             --
                                                              1998               105,000            35,000           40,000

(1) The aggregate amount of all perquisites and other personal benefits paid to any Named Executive is not greater than either $50,000 or 10% of the total annual salary and bonus reported for such Named Executive.

(2) During the three fiscal years indicated, the Company, did not grant any stock appreciation rights to its executive officers, did not make any restricted stock awards and did not have a long-term incentive plan. The Company adopted the 1997 Employee Stock Option Plan in April, 1997.


                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------------------
          Name               Shares Acquired      Value realized       Number of unexercised            Value of unexercised
                             on exercise (#)            ($)            options/SARS at fiscal          in-the-money options/
                                                                            year end (#)                   SARs at fiscal
                                                                                                            Year end ($)
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Exercisable/                    Exercisable/
                                                                           unexercisable                   unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Joseph F. Hughes                   --                  --                     110,000/0                       0/0(1)

Ernest G. Bago                     --                  --                      80,000/0                       0/0(1)

John G. Sharkey                    --                  --                      40,000/0                       0/0(1)

(1) None of the unexercised options were in the money based upon the closing price at May 31, 2000.

Note: The named officers did not receive any grants or exercise any options during the 2000 fiscal year.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
          -------------------------------------------------------------

The Compensation Committee consists of the two outside directors who have never been officers of the Company. The Committee's general philosophy is to have a compensation plan that is competitive and will attract, retain, motivate and reward highly qualified executives. The Committee's goals are to attract and retain an executive management team that is capable of taking full advantage of the Company's opportunities, and to provide incentives for outstanding performance. It is the responsibility of the Committee to advise the Board relative to the salaries, bonuses and stock options granted to the individuals listed on the executive compensation table.

The compensation of the Chief Executive Officer, Joseph F. Hughes is currently based on a five year employment agreement which terminates May 31, 2002. This agreement provides for a competitive base salary, a performance based bonus provision tied to the Company's pre-tax profits, and an additional discretionary bonus. In determining the level of Mr. Hughes' compensation, the Committee took into consideration his diverse responsibilities and his development and implementation of business strategies which have significantly enhanced the Company's potential opportunities.

The compensation of the other executive officers is guided by the Committee's overall philosophy and goals. The Committee wishes to further ensure that the services of these individuals are retained to use their years of invaluable experience in the markets that the Company services in order to facilitate continued growth and profitability. The compensation of Ernest G. Bago, President of the contract computer programming subsidiary, is based upon a four year employment agreement which terminates May 31, 2002. This agreement provides for a competitive base salary and a significant performance based bonus tied to the operating profits of the contract computer programming subsidiary. The compensation of John G. Sharkey, Vice President of Finance, which is based upon a three year employment agreement which terminates December 31, 2002, is reviewed annually based upon the achievement of both corporate and individual performance goals.

                                                   Compensation Committee

                                                   James J. Hill, Chairman
                                                   John H. Hochuli, Jr.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                ------------------------------------------------

The following graph compares cumulative five-year stockholder returns (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ("CRSP") Index for the NASDAQ Stock Market (US Companies) and the CRSP Index for NASDAQ Computer and Data Processing Stocks (SIC Codes 737). These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

        PERFORMANCE GRAPH OF TSR, INC. COMMON STOCK VERSUS BROAD MARKET
                             AND PEER GROUP INDICES


                                [GRAPH OMITTED]


                                         5/95   5/96   5/97   5/98   5/99   5/00
                                         ----   ----   ----   ----   ----   ----

TSR, Inc. ............................    100    233    962    867    552    433
NASDAQ (US) ..........................    100    145    164    208    293    403
Computer and Data Processing .........    100    153    182    238    383    504

Notes:

A.   The index level for all series was set to $100 at May 31, 1995.

B. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

C. If the monthly interval based on the fiscal year-end is not a trading day, the preceding trading day is used.

                               COMPENSATION PLANS
                               ------------------

The following describes plans adopted by the Company pursuant to which cash or non-cash compensation was paid during the years ended May 31, 1998, 1999, or 2000, or pursuant to which such compensation may be distributed in the future, to the Named Executives.

401(k) Deferred Compensation and Profit Sharing Plan
----------------------------------------------------
In 1985, the Company adopted a voluntary retirement savings plan for employees who have attained age 21 and have at least six months of service. This plan permits employees to contribute, on a pre-tax basis, up to 15% of their compensation. Also, the plan has a matching provision whereby the Company matches 50% of the first 4% of the employee's basic contribution. However, the matching provision does not apply to the Named Executives and other highly paid individuals. Additionally, the plan provides for discretionary profit sharing contributions as determined by the Board of Directors. There were no such contributions for the fiscal years ended May 31, 1998, 1999, or 2000.

Compensation of Directors
-------------------------
For their service, members of the Board of Directors who are not salaried employees of the Company received an annual retainer of $10,000, payable quarterly during fiscal 2000.

Employment Contracts and Termination of Employment and Change in Control Arrangements
-------------------------------------------------------------------------------
In June 1998, an employment agreement was entered into with Ernest G. Bago providing for an annual base salary of $200,000, and providing for additional incentive compensation based upon certain criteria which are agreed upon from time to time, such criteria being currently based primarily on the profitability of the Company's contract programming subsidiary. During fiscal year 2000, $373,000 in incentive compensation was paid under this plan. This agreement is for a four year term and provides for severance, in the event of termination, of the base salary for one year. The contract also contains a change in control agreement pursuant to which Mr. Bago will receive a payment on change of control equal to 2.99 times his average annual total compensation but not in excess of $250,000 times the remaining years in the contract term.

In June 1997, an employment agreement was entered into with Joseph F. Hughes which terminates May 31, 2002. This agreement provides for an initial base salary of $375,000 with annual adjustments based upon increases in the Consumer Price Index, such increases to be no less than 3% and no more than 8% per year. Additionally, the agreement provides for an annual discretionary bonus for each fiscal year, up to a maximum of $50,000 if pre-tax profits are less than $1,000,000 and a minimum of 7.5% of pre-tax profits if such profits exceed $1,000,000. In fiscal 2000, Mr. Hughes received the minimum bonus of 7.5% of pre-tax profits or $624,000 as incentive compensation.

In January 2000, an employment agreement was entered into with John G. Sharkey which terminates December 31, 2002. This agreement provides for an annual base salary of $125,000, subject to increase in the discretion of the President of the Company and an annual discretionary bonus. The agreement also contains a change in control agreement pursuant to which Mr. Sharkey may receive a payment equal to his prior year's total compensation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended May 31, 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Certain Relationships and Related Transactions
----------------------------------------------
Mr. Christopher Hughes, a Director of the Company since April 2000 and the son of Joseph F. Hughes, has been employed by the Company since 1983 and is currently a Vice President for the contract computer programming business. He received total cash compensation of $309,000 during fiscal year 2000.

Ms. Lisa M. Amoroso, daughter of Joseph F. Hughes has been employed by the Company since 1995 and is currently the Director of Technical Recruiting for the contract computer programming business. During fiscal year 2000 she received total cash compensation of $87,000.

Mr. Joseph Kilduff, brother-in-law of Joseph F. Hughes has been employed by the Company since 1992 and is currently a technical recruiter for the contract computer programming business. During fiscal year 2000, he received total cash compensation of $68,000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
                ------------------------------------------------

KPMG LLP, certified public accountants, have been appointed by the Company's Board of Directors as independent auditors for the Company to examine and report on its financial statements for fiscal year ending May 31, 2001. KPMG LLP audited and reported on the Company's financial statements for the year ended May 31, 2000 and it is expected that a representative of KPMG LLP will be present at the Meeting with an opportunity to make a statement if he desires to do so and will be available to respond to questions. The appointment of the independent auditors will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company's Common Stock present at the Meeting, in person or by proxy. Submission of the appointment of the auditors to the Stockholders for ratification will not limit the authority of the Board of Directors to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Stockholders do not ratify the appointment of KPMG LLP at the Meeting, the selection of KPMG LLP may be reconsidered by the Board of Directors.

                             STOCKHOLDER'S PROPOSALS
                             -----------------------

Any proposal by a Stockholder of the Company intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than June 20, 2001 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                             FORM 10-K ANNUAL REPORT
                             -----------------------

UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2000, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a Stockholder of record on October 11, 2000, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.

            OTHER BUSINESS SOLICITATION AND EXPENSES OF SOLICITATION
            --------------------------------------------------------

The Board of Directors does not know of any other matters to be brought before the Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgement on such matters.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. In addition to solicitation by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                                 By Order of the Directors,


                                                 John G. Sharkey, Secretary

October 18, 2000

                                   PROXY CARD
                                                                          Front

                                    TSR, INC.
                                 400 OSER AVENUE
                            HAUPPAUGE, NEW YORK 11788



                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 21, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH F. HUGHES and ERNEST G. BAGO or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 21st of November, 2000 at 9:00 a.m., at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

1. FOR __ WITHHOLDING VOTE __ The election of Joseph F. Hughes and Christopher Hughes for Class I Director.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

2. FOR __ AGAINST __ ABSTAIN __ The ratification of the appointment by the Board of Directors of the Company of KPMG LLP as the independent auditors of the Company to examine and report on its financial statements for the year ending May 31, 2001.

3. In accordance with their best judgement with respect to any other business that may properly come before the Meeting.

                               (Continued and to be signed on the reverse side.)






                                  Exhibit A-1

                                   PROXY CARD

                                                                            Back


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ABOVE PROPOSALS.

Receipt is acknowledged of the Notice and Proxy Statements relating to this meeting.

                                       Dated:                            , 2000
                                             ---------------------------------

                                             ---------------------------------
                                                         Signature

                                             ---------------------------------
                                                         Signature



Please sign as name(s) appear(s) hereon. Proxies should be dated when signed. When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.



                                  Exhibit A-2